                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )
                                                        ---
Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             SUNCOAST BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                JOHN T. STAFFORD
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            SUNCOAST BANCORP, INC.

                                                                  April 13, 2001




TO THE SHAREHOLDERS OF
SUNCOAST BANCORP, INC.

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Suncoast Bancorp, Inc. which will be held at Laurel Oak Country Club, 2700 Gary Player Blvd., Sarasota, Florida 34240, on Monday, May 14, 2001 beginning at 10:00 a.m.

         At the 2001 Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

         We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

                                          Sincerely,




                                          John T. Stafford

                                          President and Chief Executive Officer

                            SUNCOAST BANCORP, INC.
                       8592 POTTER PARK DRIVE, SUITE 200
                               SARASOTA, FL 34238

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2001


         Notice is hereby given that the 2001 Annual Meeting of Shareholders of Suncoast Bancorp, Inc. (the "Holding Corporation") will be held at Laurel Oak Country Club, 2700 Gary Player Blvd., Sarasota, Florida 34240, on Monday, May 14, 2001, at 10:00 a.m. ("2001 Annual Meeting"), for the following purposes:

         1. Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2002.

         2. Other Business. To transact such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof.

         Only shareholders of record at the close of business on March 19, 2001 are entitled to notice of and to vote at the 2001 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 2001 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to the Holding Corporation in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 2001 Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS




                                        John T. Stafford
April 13, 2001                          President and Chief Executive Officer


         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             SUNCOAST BANCORP, INC.
                                 TO BE HELD ON
                                  MAY 14, 2001


                                  INTRODUCTION


GENERAL

         This Proxy Statement is being furnished to the shareholders of Suncoast Bancorp, Inc. (the "Holding Corporation") in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $.01 par value common stock of the Holding Corporation ("Holding Corporation Common Stock") for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Monday, May 14, 2001, and at any adjournment or postponement thereof ("2001 Annual Meeting"). The 2001 Annual Meeting is being held to (i) elect directors to serve until the Annual Meeting of Shareholders in 2002, and (ii) transact such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the 2001 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 13, 2001, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on April 13, 2001.

         The principal executive offices of the Holding Corporation are located at 8592 Potter Park Drive, Suite 200, Sarasota, FL 34238. The telephone number of the Holding Corporation at such offices is (941) 923-0500.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

         The Board of Directors of the Holding Corporation has fixed the close of business on March 19, 2001, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the 2001 Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation Common Stock at the close of business on such date will be entitled to vote at the 2001 Annual Meeting. At the close of business on such date, there were 700,000 shares of the Holding Corporation Common Stock outstanding and entitled to vote held by approximately 260 shareholders of record. Holders of the Holding Corporation Common Stock are entitled to one vote on each matter considered and voted upon at the 2001 Annual Meeting for each share of Holding Corporation Common Stock held of record at the close of business on March 19, 2001. The affirmative vote of the holders of a plurality of shares of Holding Corporation Common Stock represented and entitled to vote at the 2001 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

         Shares of the Holding Corporation Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 2001 Annual Meeting and not revoked, will be voted at the 2001 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 2001 ANNUAL MEETING.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2001 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii) properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or (iii) appearing in person at the 2001 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Suncoast Bancorp, Inc., 8592 Potter Park Drive, Suite 200, Sarasota, FL 34238, Attention: William F. Gnerre.

         A copy of the 2000 Annual Report to Shareholders, including financial statements for the year ended December 31, 2000, accompanies this Proxy Statement.


                             ELECTION OF DIRECTORS

                                    GENERAL


         The 2001 Annual Meeting is being held to elect directors of the Holding Corporation to serve a one- year term of office. Each director of the Holding Corporation serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the 2001 Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2002.

         All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINEES LISTED BELOW.

         The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his position and offices with the Holding Corporation other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director's age and the number of shares of Holding Corporation Common Stock beneficially owned by the director on March 19, 2001. Each of the following individuals is also serving as a director of Suncoast National Bank (the "Bank"), which is wholly-owned subsidiary of the Holding Corporation (collectively, the "Company"). For information concerning membership on committees of the Board of Directors, see "ELECTION OF DIRECTORS -- Information About the Board of Directors and Its Committees."


                                                                                      AMOUNT, PERCENTAGE
                                                                                      AND NATURE OF
NOMINEE, YEAR FIRST ELECTED A                                                         BENEFICIAL OWNERSHIP
DIRECTOR, AGE AND ADDRESS OF               INFORMATION ABOUT NOMINEE OR               OF HOLDING CORPORATION
5% SHAREHOLDER                             DIRECTOR CONTINUING IN OFFICE              COMMON STOCK (A)
-----------------------------              -----------------------------              ----------------------

                                           NOMINEES FOR DIRECTOR

Larry Berberich, 1999, 62                  Retired owner of a high tech                       33,431 (b)
                                           aerospace company; investor                          4.77%

Henry E. Black, M.D., 1999, 65             Owner of Cardiovascular                            31,800 (c)
                                           Health Institute of Sarasota                         4.53%


H. R. Foxworthy, 1999, 68                  Chairman of the Board of the                       33,431 (d)
                                           Holding Corporation since                            4.77%
                                           April 1998 and of Suncoast
                                           National Bank since September
                                           2000; retired plumbing
                                           contractor and real estate
                                           developer; Board member of
                                           FCCI Mutual Insurance Company
                                           since 1962

William F. Gnerre, 1999, 61                Executive Vice President and                       11,400 (e)
                                           Secretary of the Holding                             1.63%
                                           Corporation (April 1998 to
                                           present) and Suncoast
                                           National Bank (September 2000
                                           to present); Executive Vice
                                           President of The Commercial
                                           Bank, Douglasville, Georgia
                                           (April 1994 to February 1997)

James C. Rutledge, 1999, 54                Real Estate Investor/Developer -                   21,400 (f)
                                           Rutledge Realty and Development                      3.05%
                                           Company, Inc.

John T. Stafford, 1999, 53                 President and Chief Executive                      31,400 (g)
                                           Officer of the Holding Corporation                   4.48%
                                           (April 1998 to present) and Suncoast
                                           National Bank (September 2000 to
                                           present); Vice Chairman, FCCI
                                           Mutual Insurance Company (1996 to
                                           present); President, CEO and
                                           Director of The Commercial Bank,
                                           Douglasville, Georgia (March 1994
                                           to April 1996)

Dr. Stanley A. Williams, 1999, 57          Retired Dentist; Investor                          33,432 (h)
                                                                                                4.77%

Roy A. Yahraus, 1999, 53                   Owner of Gulf Coast Building                       31,800 (i)
                                           Materials (1995 to 1997) and                         4.53%
                                           Sales Manager (1997 to
                                           present); Vice President of
                                           Proline, Inc. and real estate
                                           investor/developer

-----------------

(a) Information relating to beneficial ownership of Holding Corporation Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation Common Stock set forth opposite their names. Shares set forth in the table also include as to each director (except for Mr. McDonough) 1,400 shares represented by presently exercisable stock options.

(b)  Includes 32,031 shares held jointly with his spouse.

(c) Includes 11,240 shares held by his IRA and 7,930 shares held by a retirement account for his benefit.

(d)  Includes 32,031 shares held by his IRA.

(e)  Includes 10,000 shares held by his IRA.

(f) Includes 13,000 shares held by his IRA and 7,000 shares held by a trust for his benefit.

(g)  Includes 30,000 shares held by his IRA.

(h)  Includes 32,032 shares held by his IRA.

(i)  Includes 30,400 shares held by his IRA.


INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Holding Corporation held 12 meetings during the year ended December 31, 2000. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation's Board of Directors presently has three committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2000 follows:

         The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 2000.

         The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The members of this committee consist of Messrs. Black, Foxworthy, Stafford, Williams and Yahraus. The committee held one meeting during 2000.

         For information regarding the Company's Audit Committee, see "Audit Committee Report."

         Directors of the Holding Corporation and the Bank are not paid any fees for meetings of the Holding Corporation or the Bank.


EXECUTIVE OFFICERS

         The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

EXECUTIVE OFFICERS        INFORMATION ABOUT EXECUTIVE OFFICERS
------------------        ------------------------------------

John T. Stafford    President and Chief Executive Officer of the Holding
                    Corporation (April 1998 to present) and Suncoast National
                    Bank (September 2000 to present); Vice Chairman, FCCI
                    Mutual Insurance Company (1996 to present); President, CEO and Director of The Commercial Bank, Douglasville, Georgia
                    (March 1994 to April 1996)

William F. Gnerre   Executive Vice President and Secretary of the Holding
                    Corporation (April 1998 to present) and Suncoast National
                    Bank (September 2000 to present); Executive Vice President of The Commercial Bank, Douglasville, Georgia (April 1994
                    to February 1997)

John S. Wilks, Jr.  Senior Vice President and Chief Financial Officer of the
                    Holding Corporation (February 1999 to present) and Suncoast National Bank (September 1999 to present); Assistant Vice President and Commercial Loan Officer of Regions Bank (February 1997 to February 1999); Wilks' Nursery & Garden Center (October 1996 to February 1997); Chief Financial Officer of The Bank of Newnam (September 1995 to October
                    1996); Assistant Vice President and Controller of The Commercial Bank, Douglasville, Georgia (November 1988 to September 1995)


MANAGEMENT AND PRINCIPAL STOCK OWNERSHIP

         As of March 19, 2001, based on available information, all directors and executive officers of the Holding Corporation as a group (eight persons) beneficially owned 228,094 shares of Holding Corporation Common Stock which constituted 32.58% of the number of shares outstanding at that date.


EXECUTIVE COMPENSATION AND BENEFITS

         The following table sets forth all cash compensation for the Holding Corporation's and the Bank's President and Chief Executive Officer for services to the Holding Corporation and the Bank in 2000.

                                                SUMMARY COMPENSATION TABLE
                                                                                                   Long Term Compensation
--------------------------------------------------------------------------------------------------------------------------
                        Annual Compensation                                  Awards                Payouts
------------------------------------------------------------------------- ----------------------- ---------- --------------
Name
and                                                          Other         Restricted
Principal                                                    Annual          Stock      Options/    LTIP        All Other
Position                 Year       Salary      Bonus    Compensation(1)    Award(s)      SARs     Payouts    Compensation
------------------------------- ------------ ---------- ----------------- ------------ ---------- ---------- --------------

John T. Stafford         2000      $87,388      $  -0-      $10,800          -0-          -0-        -0-         $  -0-
President and Chief      1999      $51,342      $  -0-      $10,800          -0-          -0-        -0-         $  -0-
Executive Officer
of the Holding
Corporation and President
and Chief Executive
Officer of the Bank

-----------------
(1) Represents amounts paid by Suncoast National Bank to Mr. Stafford for automobile allowance.


         Stock Option Plans. The Holding Corporation has a stock option plan for officers and employees (the "Employee Plan") and a stock option plan for directors (the "Director Plan"). The Employee Plan authorizes the issuance of options for 28,000 shares to Bank officers and employees and the Director Plan authorizes the issuance of options for 42,000 shares to Holding Corporation and Bank Directors. As of December 31, 2000, options exercisable for an aggregate of 42,000 shares of Holding Corporation Common Stock were outstanding under the Director Plan and held by directors at an exercise price of $10.00 per share, and options exercisable for an aggregate of 28,000 shares of Holding Corporation Common Stock were outstanding under the Employee Plan and held by certain officers and employees at an exercise price of $10.00 per share. The options terminate in 2009.


                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                            OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------

                                                                NUMBER OF
                                                               SECURITIES                 VALUE OF
                                                               UNDERLYING                UNEXERCISED
                             SHARES                            UNEXERCISED              IN-THE-MONEY
                            ACQUIRED                          OPTIONS/SARS              OPTIONS/SARS
                               ON             VALUE           AT FY-END (#)             AT FY-END($)
                            EXERCISE         REALIZED         EXERCISABLE/              EXERCISABLE/
      NAME                     (#)             ($)            UNEXERCISABLE             UNEXERCISABLE
------------------------ ---------------- --------------- ---------------------- ---------------------

JOHN T. STAFFORD               ---             ---             1,400/7,000                $-0-/$-0-
------------------------ ---------------- --------------- ---------------------- ---------------------

         Profit Sharing Plan. Suncoast National Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. Suncoast National Bank may contribute a percentage amount provided that only salary reductions up to 6% of compensation will be considered. Suncoast National Bank also may contribute a discretionary amount. Amounts deferred by participants are fully vested. Contributions by Suncoast National Bank vest based upon percentage amounts of 20% to 100% over three to seven years of service.

CERTAIN TRANSACTIONS

         The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company's accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Company policy. The Audit Committee held four meetings in 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company's independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management, and the independent accountants regarding the following:

         o the plan for, and the independent accountants' report on, each audit of the Company's financial statements

         o changes in the Company's accounting practices, principles, controls or methodologies, or in the Company's financial statements, and recent developments in accounting rules

         This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

         The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for 2000. First, the Audit Committee discussed with the Company's independent auditors, those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor's independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor's independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with Company management and the auditors, the Company's audited consolidated balance sheets at December 31, 2000 and 1999, and the related consolidated statements of income, stockholders' equity, and cash flows for each for the years in the two-year period ended December 31, 2000. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-KSB include these financial statements.

                                                           AUDIT COMMITTEE

                                                           Larry Berberich
                                                           Henry E. Black, M.D.
                                                           H. R. Foxworthy
                                                           James C. Rutledge


                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Proposals of shareholders of the Holding Corporation intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 2001, in order to be included in the Holding Corporation's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Shareholders.


                      SECTION 16(a) REPORTING REQUIREMENTS

         Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 - Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 2000, all filing requirements applicable to reporting persons were met.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of the Holding Corporation for the current year ending December 31, 2000. Hacker, Johnson, Cohen, & Grieb, P.A. has served as independent public accountants for the Holding Corporation and the Bank since 1999. The Board does not anticipate that a representative of Hacker, Johnson, Cohen & Grieb, P.A. will be present at the 2001 Annual Meeting.

AUDIT FEES

         The aggregate fees billed for professional services by Hacker, Johnson, Cohen & Grieb, P.A. in connection with the audit of the annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company's quarterly filings with the Securities and Exchange Commission were $18,500.


                               OTHER INFORMATION

PROXY SOLICITATION

         The cost of soliciting proxies for the 2001 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.


MISCELLANEOUS

         Management of the Holding Corporation does not know of any matters to be brought before the 2001 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 2001 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

         Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2000, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Suncoast Bancorp, Inc., 8592 Potter Park Drive, Sarasota, FL 34238, Attention: John T. Stafford.

APPENDIX A

                             SUNCOAST BANCORP, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER


         I.       COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors as determined in accordance with the Rules of the Nasdaq Stock Market. All members of the Committee shall have an understanding of fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until they resign or are removed, or until their respective successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         II.      MEETINGS

         The Committee shall meet quarterly, and at such additional times, if any, as the Committee may deem advisable. Members of the Committee may participate in meetings either in person or by means of telephone conference.

         III.     RESPONSIBILITIES

         The responsibilities of the Audit Committee shall be to:

1. Review this Charter at least annually and recommend any changes to the Board.

2.       Review and discuss the audited financial statements with management.

3. Make a recommendation to the Board as to whether the audited financial statements reviewed by the Committee should be included in the Corporation's Annual Report on Form 10-K to be filed with the Securities Exchange Commission with respect to the fiscal year for which the audited financial statements were prepared.

4. Review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and take, or recommend that the Board take, any action the Committee deems appropriate to oversee the independence of the outside auditors.

5. Discuss with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

6. Review any significant disagreement among management and the independent accountants concerning accounting principles or practices, financial statement disclosures, or auditing scope or procedure, in connection with the preparation of the financial statements.

7. Approve the selection of the independent accountants; evaluate the performance of the independent accountants; approve any proposed discharge of the independent accountants, where appropriate; and approve the selection of any successor independent accountants.

                                   PROXY CARD

REVOCABLE PROXY

                             SUNCOAST BANCORP, INC.

     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2001.

     The undersigned hereby appoints Larry Berberich and Henry E. Black, M.D., or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Suncoast Bancorp, Inc. (the "Holding Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Laurel Oak Country Club, 2700 Gary Player Blvd., Sarasota, Florida 34240, on Monday, May 14, 2001, at 10:00 a.m., and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.   ELECTION OF DIRECTORS

     FOR ______, or WITHOUT _______, authority to vote for the election of the following directors of the Holding Corporation (or any substituted nominee) as discussed in the accompanying Proxy Statement: Larry Berberich, Henry E. Black, M.D.,H. R. Foxworthy, William F. Gnerre, James
     C. Rutledge, John T. Stafford, Dr. Stanley A. Williams and Roy A. Yahraus


     INSTRUCTION: To withhold authority to vote for any individual nominee(s), list name(s) below:

                 ---------------------------------------------------

                                              PLEASE MARK, SIGN BELOW, DATE AND
                                              RETURN THIS PROXY PROMPTLY IN THE
                                              ENVELOPE FURNISHED.

                                              PLEASE SIGN EXACTLY AS NAME
                                              APPEARS ON YOUR STOCK
                                              CERTIFICATE. WHEN SHARES ARE HELD
                                              BY JOINT TENANTS, BOTH SHOULD
                                              SIGN. WHEN SIGNING AS ATTORNEY,
                                              AS EXECUTOR, ADMINISTRATOR,
                                              TRUSTEE OR GUARDIAN, PLEASE GIVE
                                              FULL TITLE AS SUCH. IF A
                                              CORPORATION, PLEASE SIGN IN FULL
                                              CORPORATE NAME BY PRESIDENT OR
                                              OTHER AUTHORIZED OFFICER. IF A
                                              PARTNER-SHIP, PLEASE SIGN IN
                                              PARTNERSHIP NAME BY AUTHORIZED
                                              PERSON.

                                              SHARES
                                                     --------------------

                                              DATED:                     , 2001
                                                     --------------------


                                              ---------------------------------
                                              SIGNATURE


                                              ---------------------------------
                                              SIGNATURE IF HELD JOINTLY


                                              ---------------------------------
                                              PLEASE PRINT OR TYPE YOUR NAME

[ ] PLEASE MARK HERE IF YOU INTEND TO ATTEND THE 2001 ANNUAL MEETING OF
    SHAREHOLDERS.